AMENDMENT NUMBER ONE
to the
SECOND AMENDED AND RESTATED
MASTER SELLER’S WARRANTIES AND SERVICING AGREEMENT
dated as of October 1, 2001 as amended and restated to and including may 1, 2004 by and between
NATIONAL CITY MORTGAGE CO.
and
UBS REAL ESTATE SECURITIES INC.

This AMENDMENT NUMBER ONE (this “Amendment”) is made this 1st day of December, 2004, by and between NATIONAL CITY MORTGAGE CO, having an address at 3232 Newmark Drive, Miamisburg, Ohio 45342 (the “Company”) and UBS REAL ESTATE SECURITIES INC., having an address at 1285 Avenue of the Americas, New York, New York 10019 (the “Purchaser”), to the Second Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of October 1, 2001 as amended and restated to and including May 1, 2004, by and between the Company and the Purchaser (the “Agreement”).

RECITALS

WHEREAS, the Company has requested that the Purchaser agree to amend the Agreement as provided below; and

WHEREAS, the Company and the Purchaser have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1

Amendments.

(A)

Effective as of December 1, 2004, the definition of “Mortgage Loan Schedule” in Article I of the Agreement is hereby amended by deleting the period at the end of the first sentence thereto, replacing such period with a semicolon and adding the following immediately after such semicolon:

(59) a code indicating the form of appraisal in the related Mortgage File (i.e. form 1004, 2055, etc.).

(B)

Effective as of December 1, 2004, Article I of the Agreement is further amended by adding the following definition therein, in alphabetical order:

Standard & Poor’s: Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies Inc., and its successors in interest.

(C)

Effective as of December 1, 2004, subpart (jj) of Section 3.02 of the Agreement is hereby amended by deleting such subpart in its entirety and replacing it with the following:

(jj)

The Mortgagor has not notified the Company requesting relief under the Soldiers’ and Sailors’ Civil Relief Act of 1940 or the Servicemembers Civil Relief Act, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers’ and Sailors’ Civil Relief Act of 1940 or the Servicemembers Civil Relief Act or any similar state laws;

(D)

Effective as of December 1, 2004, subpart (pp) of Section 3.02 of the Agreement is hereby amended by deleting such subpart in its entirety and replacing it with the following:

(pp)

Predatory Lending Regulations; High Cost Loans. No Mortgage Loan is (a) subject to, covered by or in violation of the Home Ownership and Equity Protection Act of 1994 (“HOEPA”), (b) classified as a “high cost,” “covered,” “high risk home”, “high-rate, high-fee,” “threshold,” or “predatory” loan under HOEPA or any other applicable state, federal or local law, including any predatory or abusive lending laws (or a similarly classified loan using different terminology under a law imposing heightened scrutiny or additional legal liability for a residential mortgage loan having high interest rates, points and/or fees), (c) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the Standard & Poor’s LEVELS® Glossary Revised, Appendix E) or (d) in violation of any state law or ordinance comparable to HOEPA

(E)

Effective as of December 1, 2004, Subsection 3.02 of the Agreement is amended by deleting subparts (ddd), (eee), (fff), (ggg), (hhh), (iii), (jjj), (kkk), (lll), (mmm) and (nnn) therein in their entirety and replacing such subparts with the following:

(ddd)

Georgia.  No Mortgage Loan is a “High Cost Home Loan” as defined in the Georgia Fair Lending Act, as amended (the “Georgia Act”) or the New York Banking Law 6-1. No Mortgage Loan secured by real property or a manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003;

(eee)

New York. No Mortgage Loan (a) is secured by property located in the State of New York; (b) had an unpaid principal balance at origination of $300,000 or less, and (c) has an application date on or after April 1, 2003, the terms of which Mortgage Loan equal or exceed either the APR or the points and fees threshold for “high-cost home loans”, as defined in Section 6-L of the New York State Banking Law;

(fff)

High Cost Product. No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan’s originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan’s origination, such Mortgagor did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan’s originator or any affiliate of the Mortgage Loan’s originator.  If, at the time of loan application, the Mortgagor may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan’s originator, the Mortgage Loan’s originator referred the Mortgagor’s application to such affiliate for underwriting consideration;

(ggg)

Underwriting Methodology.  The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the Mortgagor’s income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the Mortgagor’s equity in the collateral as the principal determining factor in approving such credit extension.  Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan;

(hhh)

Fee Disclosure. All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan have been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation;

(iii)

Points and Fees. All points and fees related to each Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal law and regulation.  Except in the case of a Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no related Mortgagor was charged “points and fees” (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation is calculated in accordance with Fannie Mae’s anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide;

(jjj)

Credit Reporting Data.  The Company will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, Company agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;

(kkk)

Arkansas.  No Mortgage Loan is a “High Cost Home Loan” as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 or 2003);

(lll)

Kentucky.  No Mortgage Loan is a “High Cost Home Loan” as defined in the Kentucky high-cost loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100);

(mmm)

Nevada. No Mortgage Loan secured by property located in the State of Nevada is a “home loan” as defined in the Nevada Assembly Bill No. 284;

(nnn)

New Jersey. No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Security Act of 2002 (the “NJ Act”); and each Mortgage Loan subject to the NJ Act is considered under the NJ Act as, either, a (1) purchase money Home Loan, (2) purchase money Covered Loan (with respect to Mortgage Loans which were originated between November 26, 2003 and July 7, 2004), or (3) a rate/term refinance Home Loan;

(F)

Effective as of December 1, 2004, Section 3.02 of the Agreement is hereby amended by deleting the period at the end of subsection (uuu) therein, replacing such period with a semicolon and adding the following representations and warranties immediately after such semicolon:

(vvv)

Yield Spread Premium. The Mortgagor has not made or caused to be made any payment in the nature of an ‘average’ or ‘yield spread premium’ to a mortgage broker or a like Person which has not been fully disclosed to the Mortgagor; and

(www)

Massachusetts. No Mortgage Loan secured by a Mortgaged Property located in the Commonwealth of Massachusetts was made to pay off or refinance an existing loan or other debt of the related borrower (as the term “borrower” is defined in the regulations promulgated by the Massachusetts Secretary of State in connection with Massachusetts House Bill 4880 (2004)) unless (a) the related Mortgage Interest Rate (that would be effective once the introductory rate expires, with respect to Adjustable Rate Mortgage Loans) did or would not exceed by more than 2.25% the yield on United States Treasury securities having comparable periods of maturity to the maturity of the related Mortgage Loan as of the fifteenth day of the month immediately preceding the month in which the application for the extension of credit was received by the related lender or (b) the Mortgage Loan is an “open-end home loan” (as such term is used in the Massachusetts House Bill 4880 (2004)) and the related Mortgage Note provides that the related Mortgage Interest Rate may not exceed at any time the Prime rate index as published in the Wall Street Journal plus a margin of one percent.

(G)

Effective as of December 1, 2004, Section 3.03 of the Agreement is hereby amended by deleting the last sentence of the first paragraph of Section 3.03 and replacing it with the following:

Notwithstanding anything herein to the contrary, for the purposes of this Section 3.03, the representations and warranties in subsections 3.02(pp), (rr), (vv), (aaa), (ddd) and (uuu) shall be deemed to materially and adversely affect the value of the related Mortgage Loan and the Purchaser’s interest therein.

SECTION 2

Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3

Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 4

Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 5

Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[signature page to follow]

IN WITNESS WHEREOF, the Company and the Purchaser have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

NATIONAL CITY MORTGAGE CO.
(Company)

By:_____________________________
Name:
Title:

UBS REAL ESTATE SECURITIES INC.
(Purchaser)

By:_____________________________
Name:
Title:

By:_____________________________
Name:
Title: